UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2020

FREEDOM HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33034	30-0233726
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

77/7 Al Farabi Ave., “Esentai Tower” BC, Floor 7, Almaty, Kazakhstan 050040
(Address of principal executive offices) (Zip Code)

+7 727 311 10 64
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	FRHC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicated by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events

The Securities and Exchange Commission (the “Commission”) has issued an Order under Section 36 of the Securities Act of 1934, as amended, entitled Modifying Exemptions From the Reporting and Proxy Delivery Requirements for Public Companies, dated March 25, 2020 (Release No. 34-88465) (the “Order”), which provides conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the novel coronavirus (“COVID-19”) pandemic.

Due to the outbreak of the COVID-19 pandemic, Freedom Holding Corp., (the “Company”, “we”, “us” or “our”) is filing this Current Report on Form 8-K to report that it is availing itself of the Order and postponing the filing of its Annual Report on Form 10-K for the year ended March 31, 2020 (the “Annual Report”). As a result of the pandemic, each country in which we operate instituted some form of quarantine, stay at home or remote work order, social distancing guidelines, travel and/or other restrictions. This has delayed the ability of certain of our subsidiaries to access their books and records and other information necessary to timely complete our financial statements and perform the internal review processes relating to our Annual Report. Travel restrictions also constrained the ability of our auditors to travel to our offices. This has led to delays in timely providing all necessary documentation to our auditors so they can audit our financial statements and controls. The COVID-19 related precautionary measures have also caused delays in our interactions with our legal advisors and others who assist us in preparing the periodic reports we file with the Commission. These factors have delayed our ability to complete our Annual Report in a timely manner.

We expect to file our Annual Report within 45 days of the original due date of June 14, 2020.

In light of the evolving nature of the COVID-19 pandemic, we are supplementing the risk factors previously disclosed in “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended March 31, 2019 with the following risk factor, which should be read in conjunction with the other risk factors presented in our Annual Report for the year ended March 31, 2019.

 The outbreak of the COVID-19 pandemic has impacted and will likely continue to impact the global economy, global financial markets and our business which may have a material adverse effect on our business, financial condition and results of operations.

In March 2020, the World Health Organization recognized the outbreak of a novel strain of coronavirus, COVID-19, as a pandemic. The pandemic has affected every country in which we operate. In response to the pandemic, governments and societies have taken measures to contain the spread of the COVID-19 pandemic, including temporary closures of businesses; social distancing; travel restrictions; “shelter in place” and other governmental regulations; which have caused significant volatility in the financial markets and general economic conditions. These measures have negatively impacted businesses, market participants and the global economy and could continue to do so for a prolonged period of time.

In response to local COVID-19 related restrictions, a significant percentage of our employees have transitioned to working remotely. For those functions that cannot be performed remotely, we have implemented a number of measures to maintain the health and safety of our employees and customers, including reducing the hours our bank branch offices are open, meeting with customers only by appointment, limiting customer interaction to functions that cannot be performed remotely, limiting non-essential travel, cancelling in-person work-related meetings, and temperature screening. Widespread illness or long-term continuation of such measures could negatively impact our business.

As a result of the COVID-19 pandemic the vast majority of our employees, including those who process our transactions are working remotely. We have implemented risk management and contingency plans and taken other precautions designed to address cyber security, but there is no guarantee such measures will adequately protect our business, as remote working environments may be less secure and more susceptible to hacking attacks. Cyber incidents can result from deliberate attacks or unintentional events. Despite our security measures, our IT systems and infrastructure or those of third parties we work with may be vulnerable to such cyber incidents. The result of these incidents could include, but are not limited to, disrupted operations, misstated or misappropriated financial data, theft of our intellectual property or other confidential information (including of our customers and employees), liability for stolen assets or information, increased cyber security protection costs and reputational damage adversely affecting customer or investor confidence. We have incurred, and in the future may incur, additional costs to implement security measures we feel are appropriate to protect our IT systems.

The COVID-19 measures did not go into effect in most countries where we operate until the latter part of March 2020. As a result, we do not believe they had a significant adverse impact on our financial condition and results of operations during the period ended March 31, 2020. At this time, we cannot predict the ultimate scope, severity or duration of the outbreak or its effects on, among other things, global, national or local economies, capital and credit markets, our workforce and customers, or our business, financial condition, liquidity and results of operations.

Special Note About Forward-Looking Statements

Certain information included herein contains statements that may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on management’s current expectations. These forward-looking statements can be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “potential,” and similar expressions, including the negatives of these terms. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of our control, including, among others, the duration and severity of the COVID-19 pandemic and its impact on our results of operations, financial condition, liquidity, prospects, growth, and, strategies, the impact of COVID-19 on the financial services industry and the customers we serve, actions that may be taken by governmental authorities to contain COVID-19 additional outbreaks or treat their impacts, the potential negative impacts of COVID-19 on the global economy, as well as the local economies in which we operate, the impacts in the world financial markets, and other specific risk factors disclosed in our prior filings with the Commission. We believe that all forward-looking statements are based on reasonable assumptions when made; however, we caution that it is impossible to predict actual results or outcomes or the effects of risks, uncertainties, or other factors on anticipated results or outcomes and that, accordingly, one should not place undue reliance on these statements. We undertake no obligation to update these statements in light of subsequent events or developments. Actual results may differ materially from anticipated results or outcomes discussed in any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEDOM HOLDING CORP.

Date: June 12, 2020	By:	/s/ Timur Turlov
Timur Turlov
Chief Executive Officer

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